Exhibit 99.2

Aspen Insurance Holdings Limited

Financial Supplement

As of December 31, 2009

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Noah Fields, Head of Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen-re.com

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2009. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

Aspen excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 29 for a reconciliation of operating income to net income.

Net income excluding net income or losses from funds of hedge funds (a non-GAAP financial measure): This is an internal performance measure used by Aspen in the management of its operations and represents net income adjusted for preference share dividends excluding after-tax net income or losses from investments accounted for using the equity method.

Aspen excludes net income or loss from funds of hedge funds from its calculation of net income because the amount of these gains or losses are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing net income excluding net income or losses from funds of hedge funds enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Net income excluding net income from funds of hedge funds should not be viewed as a substitute for GAAP net income. Please see page 30 for a reconciliation of net income excluding net income or loss from funds of hedge funds to net income.

Adjusted Operating income (a non-GAAP financial measure): Adjusted operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses, after-tax net foreign exchange gains or losses and after-tax gains or losses from our investments in funds of hedge funds.

Aspen excludes after-tax net realized capital gains or losses, after-tax net foreign exchange gains or losses and after-tax gains or losses from our investments in funds of hedge funds from its calculation of adjusted operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing adjusted operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Adjusted operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of adjusted operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure: Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 29 for a reconciliation of operating income to net income and page 8 for a reconciliation of average equity to closing shareholders’ equity.

Diluted Operating Earnings Per Share and Basic Operating Earnings Per Share ( a non-GAAP financial measure): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share is calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 29 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Aspen Insurance Holdings Limited

Basis of Presentation

Annualized Operating Return on Average Equity excluding gains or losses from funds of hedge funds (“Adjusted Operating ROE”) (a non-GAAP financial measure: Annualized Operating Return on Average Equity excluding gains or losses from funds of hedge funds 1) is calculated using operating income, as defined below and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

See page 31 for a reconciliation of adjusted operating income to net income and page 8 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure): Aspen has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, Aspen believes it is a better measure of calculating shareholder returns than book value per share. Please see page 27 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see pages 16 and 17 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

Aspen Insurance Holdings Limited

Financial Highlights

	Three Months Ended December 31,				Twelve Months Ended December 31,
(in US$ millions except for percentages, share and per share amounts)	2009	2008	Change		2009	2008	Change

Gross written premium	$405.7	$435.4	(6.8%	)	$2,067.1	$2,001.7	3.3%
Net written premium	$383.4	$406.1	(5.6%	)	$1,836.8	$1,835.5	0.1%
Net earned premium	$476.2	$478.6	(0.5%	)	$1,823.0	$1,701.7	7.1%
Net income after tax	$126.3	$21.8	479.4%		$473.9	$103.8	356.6%
Operating income after tax	$129.2	$20.5	530.2%		$464.3	$151.5	206.5%
Net investment income	$58.2	$10.3	465.0%		$248.5	$139.2	78.5%
Underwriting income	$73.3	$31.9	129.8%		$288.4	$74.8	285.6%

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.45	$0.18	705.6%		$5.82	$0.92	532.6%
Operating income adjusted for preference share dividend	$1.48	$0.17	770.6%		$5.33	$1.49	257.7%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.40	$0.18	677.8%		$5.64	$0.89	533.7%
Operating income adjusted for preference share dividend	$1.44	$0.17	747.1%		$5.16	$1.44	258.3%
Book value per ordinary share	$35.33	$28.85	22.5%		$35.33	$28.85	22.5%
Diluted book value per ordinary share (treasury stock method)	$34.04	$28.10	21.1%		$34.04	$28.10	21.1%
Weighted average number of ordinary shares outstanding (in millions of shares)	83.239	81.485	2.2%		82.698	82.963	(0.3%	)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	86.412	83.423	3.6%		85.327	85.532	(0.2%	)

Underwriting Ratios
Loss ratio	47.8%	64.9%			52.0%	65.8%
Policy acquisition cost ratio	20.0%	18.3%			18.3%	17.6%
General and administrative expense ratio	16.9%	10.2%			13.8%	12.2%
Expense ratio	36.9%	28.5%			32.1%	29.8%
Combined ratio	84.7%	93.4%			84.1%	95.6%

Return On Equity
Average equity (1)	$2,639.2	$2,218.8			$2,452.4	$2,292.3
Return on average equity
Net income adjusted for preference share dividend	4.6%	0.7%			18.4%	3.3%
Operating income adjusted for preference share dividend	4.7%	0.6%			18.0%	5.4%
Annualized return on average equity
Net income	18.4%	2.8%			18.4%	3.3%
Operating income	18.8%	2.4%			18.0%	5.4%

See pages 8, 27, 29, 30 and 31 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after-tax unrealized appreciation or depreciation on investments and average after-tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements Of Operations — Quarterly

(in US$ millions except for percentages)	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q4 2007

UNDERWRITING REVENUES
Gross written premiums	$405.7	$490.3	$534.3	$636.8	$435.4	$305.0
Premiums ceded	(22.3)	(28.2)	(49.6)	(130.2)	(29.3)	(26.0)

Net written premiums	383.4	462.1	484.7	506.6	406.1	279.0
Change in unearned premiums	92.8	8.8	(56.1)	(59.3)	72.5	144.7

Net earned premiums	476.2	470.9	428.6	447.3	478.6	423.7

UNDERWRITING EXPENSES
Losses and loss expenses	227.5	235.1	234.7	250.8	310.6	201.7
Acquisition expenses	95.1	79.6	80.8	78.6	87.5	78.4
General and administrative expenses	80.3	63.7	59.9	48.5	48.6	56.5

Total underwriting expenses	402.9	378.4	375.4	377.9	446.7	336.6

Underwriting income	73.3	92.5	53.2	69.4	31.9	87.1

OTHER OPERATING REVENUE
Net investment income	58.2	58.9	72.2	59.2	10.3	80.3
Interest expense	(3.8)	(3.9)	(4.0)	(3.9)	(3.9)	(2.9)

Total other operating revenue	54.4	55.0	68.2	55.3	6.4	77.4

Other income (expense)	0.9	1.1	0.7	(2.7)	(0.5)	(3.8)

OPERATING INCOME BEFORE TAX	128.6	148.6	122.1	122.0	37.8	160.7

OTHER
Net realized and unrealized exchange gains (losses)	(6.7)	7.9	3.1	(2.3)	(4.8)	(2.1)
Net realized and unrealized investment gains (losses)	4.2	14.6	4.8	(12.2)	8.4	(0.8)

INCOME BEFORE TAX	126.1	171.1	130.0	107.5	41.4	157.8
Income tax recovery (expense)	0.2	(25.3)	(19.6)	(16.1)	(19.6)	(22.6)

NET INCOME AFTER TAX	126.3	145.8	110.4	91.4	21.8	135.2
Dividends paid on ordinary shares	(12.6)	(12.6)	(12.3)	(12.3)	(12.3)	(13.3)
Dividend paid on preference shares	(5.5)	(5.6)	(5.8)	(6.9)	(6.9)	(6.9)

Retained income	$108.2	$127.6	$92.3	$72.2	$2.6	$115.0

Components of net income after tax
Operating income	$129.2	$125.6	$103.8	$105.7	$20.5	$138.0
Net realized and unrealized exchange (losses) gains after tax	(6.7)	7.9	3.1	(2.3)	(4.8)	(2.1)
Net realized investment gains (losses) after tax	3.8	12.3	3.5	(12.0)	6.1	(0.7)

NET INCOME AFTER TAX	$126.3	$145.8	$110.4	$91.4	$21.8	$135.2

Loss ratio	47.8%	49.9%	54.8%	56.1%	64.9%	47.6%
Policy acquisition expense ratio	20.0%	16.9%	18.9%	17.6%	18.3%	18.5%
General and administrative expense ratio	16.9%	13.5%	14.0%	10.8%	10.2%	13.3%
Expense ratio	36.9%	30.4%	32.9%	28.4%	28.5%	31.8%
Combined ratio	84.7%	80.3%	87.7%	84.5%	93.4%	79.4%

Basic earnings per share(1)	$1.45	$1.69	$1.26	$1.42	$0.18	$1.48
Diluted earnings per share	$1.40	$1.63	$1.22	$1.39	$0.18	$1.44

Annualized return on average equity
Net income	18.4%	22.4%	17.6%	14.8%	2.8%	22.8%
Operating income	18.8%	19.2%	16.4%	17.6%	2.4%	23.2%

See pages 8, 27, 29, 30 and 31 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Adjusted for preference share dividend and cancellation of preference shares.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

	Twelve Months Ended December 31,
(in US$ millions except for percentages)	2009	2008	2007

UNDERWRITING REVENUES
Gross written premiums	$2,067.1	$2,001.7	$1,818.5
Premiums ceded	(230.3)	(166.2)	(217.1)

Net written premiums	1,836.8	1,835.5	1,601.4
Change in unearned premiums	(13.8)	(133.8)	132.2

Net earned premiums	1,823.0	1,701.7	1,733.6

UNDERWRITING EXPENSES
Losses and loss expenses	948.1	1,119.5	919.8
Acquisition expenses	334.1	299.3	313.9
General and administrative expenses	252.4	208.1	204.8

Total underwriting expenses	1,534.6	1,626.9	1,438.5

Underwriting income	288.4	74.8	295.1

OTHER OPERATING REVENUE
Net investment income	248.5	139.2	299.0
Interest expense	(15.6)	(15.6)	(15.7)

Total other operating revenue	232.9	123.6	283.3

Other (expense)	—	(2.1)	(11.9)

OPERATING INCOME BEFORE TAX	521.3	196.3	566.5

OTHER
Net realized and unrealized exchange gains (losses)	2.0	(8.2)	20.6
Net realized and unrealized investment gains (losses)	11.4	(47.9)	(13.1)

INCOME BEFORE TAX	534.7	140.2	574.0
Income tax (expense)	(60.8)	(36.4)	(85.0)

NET INCOME AFTER TAX	473.9	103.8	489.0
Dividends paid on ordinary shares	(49.8)	(50.2)	(53.0)
Dividends paid on preference shares	(23.8)	(27.7)	(27.7)

Retained income	$400.3	$25.9	$408.3

Components of net income after tax
Operating income	$464.3	$151.5	$478.6
Net realized and unrealized exchange gains (losses) after tax	2.0	(8.2)	20.6
Net realized investment gains (losses) after tax	7.6	(39.5)	(10.2)

NET INCOME AFTER TAX	$473.9	$103.8	$489.0

Loss ratio	52.0%	65.8%	53.1%
Policy acquisition expense ratio	18.3%	17.6%	18.1%
General and administrative expense ratio	13.8%	12.2%	11.8%
Expense ratio	32.1%	29.8%	29.9%
Combined ratio	84.1%	95.6%	83.0%

See pages 8, 27, 29, 30 and 31 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited
Consolidated Balance Sheets

	December 31,	September 30,	June 30,	March 31,	December 31,
(in US$ millions, except for per share amounts)	2009	2009	2009	2009	2008

ASSETS
Investments
Fixed maturities	$5,598.0	$5,184.3	$4,943.9	$4,566.6	$4,433.1
Other investments	27.3	25.9	24.7	290.9	286.9
Short-term investments	371.7	431.6	315.7	291.8	224.9

Total investments	5,997.0	5,641.8	5,284.3	5,149.3	4,944.9
Cash and cash equivalents	748.4	948.8	718.3	913.2	809.1
Reinsurance recoverables
Unpaid losses	321.5	333.5	326.3	297.9	283.3
Ceded unearned premiums	103.8	114.9	135.7	138.8	46.3
Receivables
Underwriting premiums	708.3	755.7	850.0	793.6	677.5
Other	64.1	65.5	47.0	44.3	46.5
Funds withheld	85.1	85.2	87.5	71.9	85.0
Deferred policy acquisition costs	165.5	180.1	186.0	166.6	149.7
Derivatives at fair value	1.7	3.6	5.4	7.2	11.8
Receivable for securities sold	11.9	47.3	324.3	5.1	177.2
Office properties and equipment	27.5	27.6	29.6	27.0	33.8
Other assets	9.2	14.8	15.4	16.7	15.5
Intangible assets	8.2	8.2	8.2	8.2	8.2

Total assets	$8,252.2	$8,227.0	$8,018.0	$7,639.8	$7,288.8

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$3,331.1	$3,314.0	$3,265.1	$3,096.2	$3,070.3
Unearned premiums	907.6	1,006.3	1,039.6	963.8	810.7

Total insurance reserves	4,238.7	4,320.3	4,304.7	4,060.0	3,881.0

Payables
Reinsurance premiums	110.8	121.3	169.5	197.1	103.0
Taxation	94.2	112.1	97.8	84.6	72.6
Accrued expenses and other payables	249.3	205.6	216.2	206.7	192.5
Liabilities under derivative contracts	4.2	6.0	7.7	9.4	11.1

Total payables	458.5	445.0	491.2	497.8	379.2

Long-term debt	249.6	249.6	249.6	249.6	249.5

Total liabilities	4,946.8	5,014.9	5,045.5	4,807.4	4,509.7

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Preference shares	—	—	—	—	—
Additional paid-in capital	1,763.0	1,760.6	1,754.1	1,749.9	1,754.8
Retained earnings	1,285.0	1,176.8	1,049.2	956.9	884.7
Accumulated other comprehensive income, net of taxes	257.3	274.6	169.1	125.5	139.5

Total shareholders’ equity	3,305.4	3,212.1	2,972.5	2,832.4	2,779.1

Total liabilities and shareholders’ equity	$8,252.2	$8,227.0	$8,018.0	$7,639.8	$7,288.8

Book value per ordinary share	$35.33	$34.30	$31.45	$29.85	$28.85

See pages 8, 27, 29, 30 and 31 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
(in US$ except for number of shares)	2009	2008	2009	2008

Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.45	$0.18	$5.82	$0.92
Operating income adjusted for preference share dividend	$1.48	$0.17	$5.33	$1.49
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.40	$0.18	$5.64	$0.89
Operating income adjusted for preference share dividend	$1.44	$0.17	$5.16	$1.44
Weighted average number of ordinary shares outstanding (in millions)	83.239	81.485	82.698	82.963
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	86.412	83.423	85.327	85.532
Book value per ordinary share	$35.33	$28.85	$35.33	$28.85
Diluted book value per ordinary share (treasury stock method)	$34.04	$28.10	$34.04	$28.10
Ordinary shares outstanding at end of the period (in millions)	83.328	81.507	83.328	81.507
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)	86.465	83.706	86.465	83.706

See pages  8, 27, 29, 30 and 31 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended		Twelve Months Ended
(in US$ millions except for percentages)	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Closing shareholders’ equity	$3,305.4	$2,779.1	$3,305.4	$2,779.1
Average adjustment	(666.2)	(560.3)	(853.0)	(486.8)

Average equity (1)	$2,639.2	$2,218.8	$2,452.4	$2,292.3

Return on average equity:
Net income adjusted for preference share dividend	4.6%	0.7%	18.4%	3.3%
Operating income adjusted for preference share dividend	4.7%	0.6%	18.0%	5.4%
Annualized return on average equity:
Net income	18.4%	2.8%	18.4%	3.3%
Operating income	18.8%	2.4%	18.0%	5.4%
Components of return on average equity:
Return on average equity from underwriting activity (2)	2.8%	1.4%	11.8%	3.3%
Return on average equity from investment and other activity (3)	1.9%	—	8.5%	4.1%
Pre-tax operating income return on average equity	4.7%	1.4%	20.3%	7.4%
Post-tax operating income return on average equity (4)	4.7%	0.6%	18.0%	5.4%

See pages 8, 27, 29, 30 and 31 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.   Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares,
(ii) after-tax unrealized appreciation or depreciation on investments and (iii) the average after-tax unrealized foreign exchange gains and losses.

2.   Calculated by using underwriting income.

3.   Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

4.   Calculated by using operating income after-tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Three Months Ended December 31, 2009					Three Months Ended December 31, 2008
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$77.0	$65.8	$230.4	$32.5	$405.7	$81.5	$97.7	$228.8	$27.4	$435.4
Net written premiums	67.2	66.5	227.6	22.1	383.4	83.0	98.6	202.0	22.5	406.1
Gross earned premiums	165.3	109.4	214.3	39.7	528.7	155.3	121.3	228.9	33.0	538.5
Net earned premiums	148.0	109.8	193.1	25.3	476.2	143.0	120.1	190.1	25.4	478.6
Losses and loss expenses	24.4	79.6	86.2	37.3	227.5	73.8	80.5	150.4	5.9	310.6
Policy acquisition expenses	34.7	21.6	33.7	5.1	95.1	32.1	19.4	32.9	3.1	87.5
Operating and administrative expenses	26.8	12.8	32.4	8.3	80.3	16.0	10.4	16.2	6.0	48.6

Underwriting income (loss)	$62.1	$(4.2)	$40.8	$(25.4)	$73.3	$21.1	$9.8	$(9.4)	$10.4	$31.9

Ratios
Loss ratio	16.5%	72.5%	44.6%	147.4%	47.8%	51.6%	67.1%	79.1%	23.2%	64.9%
Policy acquisition expense ratio	23.4%	19.7%	17.5%	20.2%	20.0%	22.4%	16.2%	17.3%	12.3%	18.3%
Operating and administrative expense ratio	18.1%	11.7%	16.8%	32.8%	16.9%	11.2%	8.7%	8.5%	23.5%	10.2%
Expense ratio	41.5%	31.4%	34.3%	53.0%	36.9%	33.6%	24.9%	25.8%	35.8%	28.5%
Combined ratio	58.0%	103.9%	78.9%	200.4%	84.7%	85.2%	92.0%	104.9%	59.0%	93.4%

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Twelve Months Ended December 31, 2009					Twelve Months Ended December 31, 2008
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$648.7	$408.1	$847.7	$162.6	$2,067.1	$589.0	$416.3	$867.8	$128.6	$2,001.7
Net written premiums	591.1	410.0	723.4	112.3	1,836.8	564.1	412.9	757.8	100.7	1,835.5
Gross earned premiums	616.8	434.1	836.7	147.8	2,035.4	592.4	418.4	758.2	120.1	1,889.1
Net earned premiums	560.0	435.7	726.1	101.2	1,823.0	532.4	413.5	661.8	94.0	1,701.7
Losses and loss expenses	121.7	293.4	443.6	89.4	948.1	314.7	272.2	473.5	59.1	1,119.5
Policy acquisition expenses	111.8	82.7	122.6	17.0	334.1	105.0	65.4	113.4	15.5	299.3
Operating and administrative expenses	78.1	42.8	98.3	33.2	252.4	65.7	43.2	74.4	24.8	208.1

Underwriting income (loss)	$248.4	$16.8	$61.6	$(38.4)	$288.4	$47.0	$32.7	$0.5	$(5.4)	$74.8

Ratios
Loss ratio	21.7%	67.3%	61.1%	88.3%	52.0%	59.1%	65.8%	71.5%	62.9%	65.8%
Policy acquisition expense ratio	20.0%	19.0%	16.9%	16.8%	18.3%	19.7%	15.8%	17.1%	16.5%	17.6%
Operating and administrative expense ratio	13.9%	9.8%	13.5%	32.8%	13.8%	12.3%	10.4%	11.2%	26.4%	12.2%
Expense ratio	33.9%	28.8%	30.4%	49.6%	32.1%	32.0%	26.2%	28.3%	42.9%	29.8%
Combined ratio	55.6%	96.1%	91.5%	137.9%	84.1%	91.1%	92.0%	99.8%	105.8%	95.6%

Aspen Insurance Holdings Limited

Property Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007

Gross written premiums	$77.0	$171.2	$180.0	$220.5	$81.5	$152.8	$170.5	$184.2	$79.6
Net written premiums	67.2	163.4	178.4	182.1	83.0	140.2	165.5	175.4	70.8
Gross earned premiums	165.3	155.4	145.2	150.9	155.3	152.3	144.5	140.3	161.5
Net earned premiums	148.0	140.9	132.0	139.1	143.0	138.8	123.6	127.0	132.6
Net losses and loss expenses	24.4	36.5	20.6	40.2	73.8	164.6	38.3	38.0	50.0
Policy acquisition expenses	34.7	24.4	27.9	24.8	32.1	23.4	23.6	25.9	33.5
Operating and administrative expenses	26.8	21.0	15.1	15.2	16.0	14.7	18.4	16.6	15.7

Underwriting income (loss)	$62.1	$59.0	$68.4	$58.9	$21.1	$(63.9)	$43.3	$46.5	$33.4

Ratios
Loss ratio	16.5%	25.9%	15.6%	28.9%	51.6%	118.6%	31.0%	29.9%	37.7%
Policy acquisition expense ratio	23.4%	17.3%	21.1%	17.8%	22.4%	16.8%	19.1%	20.4%	25.3%
Operating and administrative expense ratio	18.1%	14.9%	11.4%	10.9%	11.2%	10.6%	14.9%	13.1%	11.8%
Expense ratio	41.5%	32.2%	32.5%	28.7%	33.6%	27.4%	34.0%	33.5%	37.1%
Combined ratio	58.0%	58.1%	48.1%	57.6%	85.2%	146.0%	65.0%	63.4%	74.8%

Aspen Insurance Holdings Limited

Casualty Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007

Gross written premiums	$65.8	$96.5	$59.0	$186.8	$97.7	$79.7	$56.8	$182.1	$51.3
Net written premiums	66.5	98.7	59.0	185.8	98.7	79.8	54.5	180.0	53.3
Gross earned premiums	109.4	113.4	101.3	110.0	121.3	113.7	87.7	95.7	119.0
Net earned premiums	109.8	115.2	101.2	109.5	120.1	112.9	85.8	94.7	119.5
Losses and loss expenses	79.6	72.6	69.0	72.2	80.5	75.9	54.3	61.5	87.5
Policy acquisition expenses	21.6	19.2	20.0	21.9	19.4	16.6	11.7	17.7	13.3
Operating and administrative expenses	12.8	9.9	11.1	9.0	10.4	9.6	12.5	10.7	14.0

Underwriting (loss) income	$(4.2)	$13.5	$1.1	$6.4	$9.8	$10.8	$7.3	$4.8	$4.7

Ratios
Loss ratio	72.5%	63.0%	68.2%	65.9%	67.1%	67.2%	63.3%	64.9%	73.2%
Policy acquisition expense ratio	19.7%	16.7%	19.8%	20.0%	16.2%	14.7%	13.6%	18.7%	11.1%
Operating and administrative expense ratio	11.7%	8.6%	11.0%	8.2%	8.7%	8.5%	14.6%	11.3%	11.8%
Expense ratio	31.4%	25.3%	30.8%	28.2%	24.9%	23.2%	28.2%	30.0%	22.9%
Combined ratio	103.9%	88.3%	99.0%	94.1%	92.0%	90.4%	91.5%	94.9%	96.1%

Aspen Insurance Holdings Limited

International Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007

Gross written premiums	$230.4	$183.9	$238.7	$194.7	$228.8	$180.8	$258.9	$199.3	$149.8
Net written premiums	227.6	170.9	200.1	124.8	202.0	162.2	251.6	142.0	135.2
Gross earned premiums	214.3	214.3	209.3	198.8	228.9	185.4	178.6	165.3	162.2
Net earned premiums	193.1	187.8	170.2	175.0	190.1	158.6	162.9	150.2	147.7
Losses and loss expenses	86.2	113.2	117.2	127.0	150.4	141.8	83.6	97.7	56.6
Policy acquisition expenses	33.7	31.0	29.9	28.0	32.9	26.5	26.0	28.0	25.6
Operating and administrative expenses	32.4	24.5	22.8	18.6	16.2	21.1	19.2	17.9	22.0

Underwriting income (loss)	$40.8	$19.1	$0.3	$1.4	$(9.4)	$(30.8)	$34.1	$6.6	$43.5

Ratios
Loss ratio	44.6%	60.3%	68.9%	72.6%	79.1%	89.4%	51.3%	65.0%	38.3%
Policy acquisition expense ratio	17.5%	16.5%	17.6%	16.0%	17.3%	16.7%	16.1%	18.6%	17.3%
Operating and administrative expense ratio	16.8%	13.0%	13.4%	10.6%	8.5%	13.3%	11.8%	11.9%	14.9%
Expense ratio	34.3%	29.5%	31.0%	26.6%	25.8%	30.0%	27.9%	30.5%	32.2%
Combined ratio	78.9%	89.8%	99.9%	99.2%	104.9%	119.4%	79.2%	95.5%	70.5%

Aspen Insurance Holdings Limited

U.S. Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007

Gross written premiums	$32.5	$38.7	$56.6	$34.8	$27.4	$28.0	$42.6	$30.6	$24.3
Net written premiums	22.1	29.1	47.2	13.9	22.5	21.6	34.4	22.2	19.7
Gross earned premiums	39.7	39.1	35.5	33.5	33.0	31.5	29.6	26.0	31.4
Net earned premiums	25.3	27.0	25.2	23.7	25.4	23.9	25.0	19.7	23.9
Losses and loss expenses	37.3	12.8	27.9	11.4	5.9	31.1	12.1	10.0	7.6
Policy acquisition expenses	5.1	5.0	3.0	3.9	3.1	3.9	3.7	4.8	6.0
Operating and administrative expenses	8.3	8.3	10.9	5.7	6.0	6.2	7.0	5.6	4.8

Underwriting (loss) income	$(25.4)	$0.9	$(16.6)	$2.7	$10.4	$(17.3)	$2.2	$(0.7)	$5.5

Ratios
Loss ratio	147.4%	47.4%	110.7%	48.1%	23.2%	130.1%	48.4%	50.8%	31.8%
Policy acquisition expense ratio	20.2%	18.5%	11.9%	16.5%	12.3%	16.3%	14.7%	24.4%	25.1%
Operating and administrative expense ratio	32.8%	30.7%	43.3%	24.1%	23.5%	25.7%	27.9%	28.4%	20.1%
Expense ratio	53.0%	49.2%	55.2%	40.6%	35.8%	42.0%	42.6%	52.8%	45.2%
Combined ratio	200.4%	96.6%	165.9%	88.7%	59.0%	172.1%	91.0%	103.6%	77.0%

Aspen Insurance Holdings Limited

Gross Written Premiums By Segment And Line Of Business

(in US$ millions)	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007

Property Reinsurance
Treaty Catastrophe	$2.3	$63.8	$78.4	$116.7	$(2.8)	$65.0	$79.2	$111.6	$20.6
Treaty Risk Excess	9.2	26.8	37.2	31.3	5.9	36.3	40.0	29.9	9.0
Treaty Pro Rata	48.2	40.5	44.5	48.2	68.9	36.5	36.5	32.7	39.9
Global Property Facultative	11.4	12.8	11.6	17.0	9.5	15.0	14.8	10.0	10.1
Credit and Surety Reinsurance	5.9	27.3	8.3	7.3	—	—	—	—	—

	$77.0	$171.2	$180.0	$220.5	$81.5	$152.8	$170.5	$184.2	$79.6

Casualty Reinsurance
U.S. Casualty Treaty	$52.3	$74.8	$43.7	$106.3	$80.2	$60.1	$46.9	$89.6	$37.2
International Casualty Treaty	8.3	16.3	12.5	77.0	13.3	15.3	5.7	89.5	11.6
Global Casualty Facultative	5.2	5.4	2.8	3.5	4.2	4.3	4.2	3.0	2.5

	$65.8	$96.5	$59.0	$186.8	$97.7	$79.7	$56.8	$182.1	$51.3

International Insurance
M.E.C. Liability	$36.7	$19.7	$70.2	$50.8	$45.0	$14.1	$47.4	$54.8	$30.0
Energy Property	9.6	16.5	41.0	16.4	7.5	22.3	41.7	23.4	8.2
Marine Hull	18.8	13.1	14.8	16.5	19.1	10.7	17.5	18.6	14.1
Aviation	57.3	23.5	21.6	10.4	48.2	19.3	23.1	11.2	42.2
U.K. Commercial Property & Construction	12.4	13.2	20.2	10.9	8.6	18.5	27.2	9.4	7.5
U.K. Commercial Liability	8.6	15.9	11.8	9.1	14.6	23.3	17.1	20.1	18.7
Excess Casualty	23.4	18.3	19.2	12.7	23.3	17.6	20.6	9.1	7.1
Professional Liability	10.7	17.8	9.7	7.7	15.7	13.3	7.4	7.6	5.0
Financial Institutions	10.6	7.9	3.7	3.7	11.1	15.8	9.2	2.9	—
Financial and Political Risks	12.3	7.4	3.6	9.2	7.8	5.5	21.3	4.5	—
Management and Technology Liability	1.1	2.5	2.7	1.8	3.5	—	—	—	—
Specie	2.5	2.2	1.8	—	—	—	—	—	—
Specialty Reinsurance	26.4	25.9	18.4	45.5	24.4	20.4	26.4	37.7	17.0

	$230.4	$183.9	$238.7	$194.7	$228.8	$180.8	$258.9	$199.3	$149.8

U.S. Insurance
Property	$16.1	$17.3	$34.7	$14.4	$10.9	$10.7	$21.1	$10.5	$6.8
Casualty	15.9	18.9	21.9	20.4	16.5	17.3	21.5	20.1	17.5
Risk Solutions	0.5	2.5	—	—	—	—	—	—	—

	$32.5	$38.7	$56.6	$34.8	$27.4	$28.0	$42.6	$30.6	$24.3

Total Gross Written Premiums	$405.7	$490.3	$534.3	$636.8	$435.4	$441.3	$528.8	$596.2	$305.0

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended December 31, 2009							Three Months Ended December 31, 2008
	Property		Casualty	International	U.S.			Property		Casualty	International		U.S.
	Reinsurance		Reinsurance	Insurance	Insurance		Total	Reinsurance		Reinsurance	Insurance		Insurance		Total

Before Accident Year Adjustment
Loss ratio	16.5%		72.5%	44.6%	147.4%		47.8%	51.6%		67.1%	79.1%		23.2%		64.9%
Policy acquisition expense ratio	23.4%		19.7%	17.5%	20.2%		20.0%	22.4%		16.2%	17.3%		12.3%		18.3%
Operating and administrative expense ratio	18.1%		11.7%	16.8%	32.8%		16.9%	11.2%		8.7%	8.5%		23.5%		10.2%
Expense ratio	41.5%		31.4%	34.3%	53.0%		36.9%	33.6%		24.9%	25.8%		35.8%		28.5%

Combined ratio	58.0%		103.9%	78.9%	200.4%		84.7%	85.2%		92.0%	104.9%		59.0%		93.4%

Accident Year Adjustment
Loss ratio	8.4%		10.4%	6.6%	(49.5%	)	5.1%	(3.8%	)	23.0%	(5.3%	)	(8.6%	)	1.5%
Policy acquisition expense ratio	(0.8%	)	—	0.2%	0.9%		—	(5.3%	)	—	0.3%		(0.3%	)	(1.5%	)
Operating and administrative expense ratio	0.4%		0.3%	1.5%	2.7%		0.9%	0.3%		0.5%	1.2%		(0.2%	)	0.7%
Expense ratio	(0.4%	)	0.3%	1.7%	3.6%		0.9%	(5.0%	)	0.5%	1.5%		(0.5%	)	(0.8%	)

Combined ratio	8.0%		10.7%	8.3%	(45.9%	)	6.0%	(8.8%	)	23.5%	(3.8%	)	(9.1%	)	0.7%

Accident Year Ratios
Current accident year loss ratio	24.9%		82.9%	51.2%	97.9%		52.9%	47.8%		90.1%	73.8%		14.6%		66.4%
Policy acquisition expense ratio	22.6%		19.7%	17.7%	21.1%		20.0%	17.1%		16.2%	17.6%		12.0%		16.8%
Operating and administrative expense ratio	18.5%		12.0%	18.3%	35.5%		17.8%	11.5%		9.2%	9.7%		23.3%		10.9%
Expense ratio	41.1%		31.7%	36.0%	56.6%		37.8%	28.6%		25.4%	27.3%		35.3%		27.7%

Combined ratio	66.0%		114.6%	87.2%	154.5%		90.7%	76.4%		115.5%	101.1%		49.9%		94.1%

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Twelve Months Ended December 31, 2009								Twelve Months Ended December 31, 2008
	Property		Casualty	International	U.S.				Property		Casualty		International	U.S.
	Reinsurance		Reinsurance	Insurance	Insurance		Total		Reinsurance		Reinsurance		Insurance	Insurance		Total

Before Accident Year Adjustment
Loss ratio	21.7%		67.3%	61.1%	88.3%		52.0%		59.1%		65.8%		71.5%	62.9%		65.8%
Policy acquisition expense ratio	20.0%		19.0%	16.9%	16.8%		18.3%		19.7%		15.8%		17.1%	16.5%		17.6%
Operating and administrative expense ratio	13.9%		9.8%	13.5%	32.8%		13.8%		12.3%		10.4%		11.2%	26.4%		12.2%
Expense ratio	33.9%		28.8%	30.4%	49.6%		32.1%		32.0%		26.2%		28.3%	42.9%		29.8%

Combined ratio	55.6%		96.1%	91.5%	137.9%		84.1%		91.1%		92.0%		99.8%	105.8%		95.6%

Accident Year Adjustment
Loss ratio	10.6%		6.6%	4.9%	(18.6%	)	5.7%		4.2%		14.2%		2.7%	6.5%		6.2%
Policy acquisition expense ratio	(0.8%	)	—	0.1%	0.1%		(0.1%	)	(1.3%	)	(0.1%	)	0.1%	0.1%		(0.4%	)
Operating and administrative expense ratio	0.3%		0.1%	0.5%	(0.4%	)	0.3%		0.5%		(0.3%	)	0.6%	(0.2%	)	0.3%
Expense ratio	(0.5%	)	0.1%	0.6%	(0.3%	)	0.2%		(0.8%	)	(0.4%	)	0.7%	(0.1%	)	(0.1%	)

Combined ratio	10.1%		6.7%	5.5%	(18.9%	)	5.9%		3.4%		13.8%		3.4%	6.4%		6.1%

Accident Year Ratios
Current accident year loss ratio	32.3%		73.9%	66.0%	69.7%		57.7%		63.3%		80.0%		74.2%	69.4%		72.0%
Policy acquisition expense ratio	19.2%		19.0%	17.0%	16.9%		18.2%		18.4%		15.7%		17.2%	16.6%		17.2%
Operating and administrative expense ratio	14.2%		9.9%	14.0%	32.4%		14.1%		12.8%		10.1%		11.8%	26.2%		12.5%
Expense ratio	33.4%		28.9%	31.0%	49.3%		32.3%		31.2%		25.8%		29.0%	42.8%		29.7%

Combined ratio	65.7%		102.8%	97.0%	119.0%		90.0%		94.5%		105.8%		103.2%	112.2%		101.7%

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Twelve Months Ended December 31,
(in US$ millions)	2009	2008

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Additional paid-in capital
Beginning of period	1,754.8	1,846.1
New shares issued	25.1	2.0
Ordinary shares repurchased	—	(100.3)
Preference shares repurchased	(34.1)	—
Share-based compensation	17.2	7.0

End of period	1,763.0	1,754.8

Retained earnings
Beginning of period	884.7	858.8
Net income for the period	473.9	103.8
Dividends paid on ordinary and preference shares	(73.6)	(77.9)

End of period	1,285.0	884.7

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	87.6	80.2
Change for the period	15.8	7.4

End of period	103.4	87.6

Loss on derivatives
Beginning of period	(1.4)	(1.6)
Reclassification to interest payable	0.2	0.2

End of period	(1.2)	(1.4)

Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	53.3	34.0
Change for the period	101.8	19.3

End of period	155.1	53.3

Total accumulated other comprehensive income	257.3	139.5

Total shareholders’ equity	$3,305.4	$2,779.1

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Twelve Months Ended December 31,
(in US$ millions)	2009	2008

Net income	$473.9	$103.8

Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized losses included in net income	3.8	24.3
Change in net unrealized gains and losses on available for sale securities held	98.0	(5.0)
Loss on derivatives reclassified to interest expense	0.2	0.2
Change in foreign currency translation adjustment	15.8	7.4

Other comprehensive income	117.8	26.9

Comprehensive income	$591.7	$130.7

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in US$ millions)	2009	2008	2009	2008

Net cash from/(used in) operating activities	$157.5	$86.2	$646.6	$530.5
Net cash from/(used in) investing activities	(345.8)	(45.6)	(682.4)	(255.3)
Net cash from/(used in) financing activities	(18.1)	(17.3)	(82.6)	(176.2)
Effect of exchange rate movements on cash and cash equivalents	6.0	44.2	57.7	58.7

Increase in cash and cash equivalents	(200.4)	67.5	(60.7)	157.7
Cash at beginning of period	948.8	741.6	809.1	651.4

Cash at end of period	$748.4	$809.1	$748.4	$809.1

Aspen Insurance Holdings Limited

Reserves For Losses And Loss Expenses

	As at	As at
	December 31,	December 31,
(in US$ millions)	2009	2008

Provision for losses and loss expenses at start of period	$3,070.3	$2,946.0
Less reinsurance recoverables	(283.3)	(304.7)

Net loss and loss expenses at start of period	2,787.0	2,641.3

Net loss and loss expenses (disposed) acquired	(10.0)	(15.4)

Provision for losses and loss expenses for claims incurred
Current period	1,032.5	1,203.0
Prior period release	(84.4)	(83.5)

Total incurred	948.1	1,119.5

Losses and loss expense payments for claims incurred	(808.6)	(739.4)

Foreign exchange losses (gains)	93.1	(219.0)

Net loss and loss expense reserves at end of period	3,009.6	2,787.0
Plus reinsurance recoverables on unpaid losses at end of period	321.5	283.3

Gross loss and loss expense reserves at end of period	$3,331.1	$3,070.3

Aspen Insurance Holdings Limited

Reserves By Operating Segment

	As at December 31, 2009			As at December 31, 2008
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$390.6	$(35.4)	$355.2	$488.5	$(37.9)	$450.6
Casualty Reinsurance	1,518.9	(6.4)	1,512.5	$1,311.1	(5.9)	1,305.2
International Insurance	1,220.1	(227.7)	992.4	$1,117.4	(210.9)	906.5
U.S. Insurance	201.5	(52.0)	149.5	$153.3	(28.6)	124.7

Total losses and loss expense reserves	$3,331.1	$(321.5)	$3,009.6	$3,070.3	$(283.3)	$2,787.0

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Twelve Months Ended December 31, 2009			Twelve Months Ended December 31, 2008
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$54.8	$3.7	$58.5	$10.3	$1.8	$12.1
Casualty Reinsurance	27.5	—	27.5	69.7	(2.5)	67.2
International Insurance	(4.5)	22.1	17.6	(23.5)	19.6	(3.9)
U.S. Insurance	(49.4)	30.2	(19.2)	6.2	1.9	8.1

Release in reserves for prior years during the period	$28.4	$56.0	$84.4	$62.7	$20.8	$83.5

	Three Months Ended December 31, 2009			Three Months Ended December 31, 2008
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$12.8	$(0.9)	$11.9	$(1.7)	$(5.7)	$(7.4)
Casualty Reinsurance	8.9	—	8.9	19.4	(0.2)	19.2
International Insurance	(1.0)	5.9	4.9	(47.3)	23.4	(23.9)
U.S. Insurance	(25.7)	13.4	(12.3)	(3.4)	3.4	—

Release in reserves for prior years during the period	$(5.0)	$18.4	$13.4	$(33.0)	$20.9	$(12.1)

Aspen Insurance Holdings Limited

Ratings Of Reinsurers

(in US$ millions except for percentages)	As at December 31, 2009		As at December 31, 2008

S&P
AAA	$11.8	3.7%	$15.9	5.6%
AA-	76.0	23.6%	103.7	36.6%
A+	173.9	54.1%	98.8	34.9%
A	10.9	3.3%	6.9	2.4%
A-	12.5	3.9%	28.7	10.1%
Fully collateralized	0.5	0.2%	2.5	0.9%
Not rated	35.9	11.2%	26.8	9.5%

	$321.5	100.0%	$283.3	100.0%

A.M. Best
A++	$13.2	4.1%	$15.9	5.6%
A+	57.0	17.7%	69.5	24.5%
A	226.2	70.4%	160.8	56.8%
A-	21.3	6.6%	28.6	10.1%
Fully collateralized	0.5	0.2%	2.5	0.9%
Not rated	3.3	1.0%	6.0	2.1%

	$321.5	100.0%	$283.3	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As At December 31, 2009				Percentage Of Total Fair Value
		Gross	Gross		As At	As At	As At	As At	As At	As At
	Amortized	Unrealized	Unrealized		December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(in US$ millions except for percentages)	Cost	Gains	Losses	Fair Value	2009	2009	2009	2009	2008	2007

Marketable Securities — Available For Sale
U.S. government securities	$492.1	$17.4	$(2.0)	$507.5	7.5%	9.2%	10.2%	10.9%	10.9%	10.9%
U.S. agency securities	368.6	20.7	(0.2)	389.1	5.7%	6.2%	7.1%	6.5%	6.6%	5.6%
Municipal securities	20.0	—	(0.5)	19.5	0.3%	0.3%	0.1%	0.1%	0.1%	—
Corporate securities	2,178.1	90.3	(3.8)	2,264.6	33.3%	30.2%	31.7%	25.5%	23.8%	25.6%
Foreign government securities	509.9	13.9	(1.5)	522.3	7.7%	6.6%	6.6%	5.7%	6.4%	7.2%
Asset-backed securities	110.0	5.1	—	115.1	1.7%	2.2%	2.6%	2.9%	3.4%	3.8%
Mortgage-backed securities	1,385.6	51.3	(5.1)	1,431.8	21.1%	18.1%	20.5%	21.4%	22.9%	20.8%

Total fixed maturities	5,064.3	198.7	(13.1)	5,249.9	77.3%	72.8%	78.8%	73.0%	74.1%	73.9%
Short-term investments	368.2	—	—	368.2	5.4%	6.4%	5.1%	4.8%	3.8%	4.8%

Total Available For Sale	$5,432.5	$198.7	$(13.1)	$5,618.1	82.7%	79.2%	83.9%	77.8%	77.9%	78.7%

Marketable Securities — Trading
U.S. government securities	$7.3	—	$(0.8)	$6.5	0.1%	0.1%	—	—	—	—
U.S. agency securities	0.4	—	—	0.4	—	—	—	—	—	—
Municipal securities	1.8	—	—	1.8	—	—	0.1%	—	—	—
Corporate securities	313.2	16.6	(0.4)	329.4	4.8%	5.0%	2.8%	1.8%	—	—
Foreign government securities	4.8	0.2	—	5.0	0.1%	—	—	—	—	—
Asset-backed securities	5.0	—	—	5.0	0.1%	—	—	—	—	—
Mortgage-backed securities	—	—	—	—	—	0.2%	—	—	—	—

Total fixed maturities	332.5	16.8	(1.2)	348.1	5.1%	5.3%	2.9%	1.8%	—	—
Short-term investments	3.5	—	—	3.5	—	—	0.1%	0.1%	—	—

Total Trading	$336.0	$16.8	$(1.2)	$351.6	5.1%	5.3%	3.0%	1.9%	—	—

Other investments				$27.3	0.4%	0.4%	0.4%	4.8%	4.9%	9.5%

Cash				748.4	11.0%	14.3%	11.9%	15.0%	13.5%	11.0%
Accrued interest				54.6	0.8%	0.8%	0.8%	0.5%	3.7%	0.8%

Total Cash and Accrued Interest				$803.0	11.8%	15.1%	12.7%	15.5%	17.2%	11.8%

Total Cash and Investments				$6,800.0	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	As At December 31, 2009		As At December 31, 2008
	Amortized	Fair Market	Amortized	Fair Market
Maturity of Available For Sale Portfolio	Cost	Value	Cost	Value

Due in one year or less	$296.4	$301.4	$324.0	$328.9
Due after one year through five years	2,057.1	2,133.2	1,373.2	1,426.0
Due after five years through ten years	1,094.2	1,143.5	905.4	940.9
Due after ten years	121.0	124.9	152.6	165.0

Subtotal	3,568.7	3,703.0	2,755.2	2,860.8
Non-agency residential mortgage-backed securities	34.2	42.2	80.0	56.3
Non-agency commercial mortgage-backed securities	178.5	180.0	253.9	219.2
Agency mortgage-backed securities	1,172.9	1,209.6	1,058.5	1,091.3
Other asset-backed securities	110.0	115.1	218.1	205.5

Total	$5,064.3	$5,249.9	$4,365.7	$4,433.1

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008

Net investment income from fixed income investments and cash	$58.6	$58.9	$56.0	$55.2	$59.3	$61.5	$59.7	$56.0
Net investment income (loss) from funds of hedge funds	(0.4)	—	16.2	4.0	(49.0)	(42.2)	10.8	(16.9)

Net investment income	58.2	58.9	72.2	59.2	10.3	19.3	70.5	39.1
Net realized investment gains (losses)	4.2	14.6	4.8	(12.2)	8.4	(58.1)	0.8	1.0
Change in unrealized gains (losses) on investments (gross of tax)	(33.1)	106.3	41.7	3.3	138.3	(46.6)	(110.4)	44.4

Total return on investments	$29.3	$179.8	$118.7	$50.3	$157.0	$(85.4)	$(39.1)	$84.5

Portfolio Characteristics
Fixed income portfolio book yield	4.22%	4.13%	4.43%	4.42%	4.64%	4.87%	4.84%	4.90%
Fixed income portfolio duration	3.3years	3.3years	3.2years	2.9years	3.1years	3.5years	3.6years	3.4years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

(in US$ millions except for number of shares)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Net assets	$3,305.4	$3,212.1	$2,972.5	$2,832.4	$2,779.1
Less: Intangible assets	(8.2)	(8.2)	(8.2)	(8.2)	(8.2)
Preference shares	(353.6)	(353.6)	(353.6)	(353.6)	(419.2)

Total	$2,943.6	$2,850.3	$2,610.7	$2,470.6	$2,351.7

Ordinary shares outstanding (in millions)	83.328	83.095	83.022	82.763	81.507

Ordinary shares and dilutive potential ordinary shares (in millions)	86.465	86.193	85.985	84.832	83.706

Book value per ordinary share	$35.33	$34.30	$31.45	$29.85	$28.85

Diluted book value per ordinary share (treasury stock method)	$34.04	$33.07	$30.36	$29.12	$28.10

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008

Weighted average ordinary shares outstanding (millions)
Basic	83.239	81.485	82.698	82.963
Dilutive share equivalents:
Employee options	0.925	0.506	0.775	0.976
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.362	0.171	0.275	0.366
Performance shares	1.703	1.052	1.396	1.001
Restricted share units	0.183	0.209	0.183	0.226

Weighted average diluted shares outstanding	86.412	83.423	85.327	85.532

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Operating Income Reconciliation

Net income is adjusted to exclude after-tax net foreign exchange gains and losses, realized gains and losses in investments and preference share repurchase gains in the first quarter of 2009.

	Three Months Ended		Twelve Months Ended
(in US$ millions except where stated)	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Net income as reported	$126.3	$21.8	$473.9	$103.8
Preference share dividends	(5.5)	(6.9)	(23.8)	(27.7)
Preference share repurchase gain	—	—	31.5	—

Net income available to ordinary shareholders	120.8	14.9	481.6	76.1
Add (deduct) after tax income:
Net foreign exchange (gains) losses	6.7	4.8	(2.0)	8.2
Net realized (gains) losses on investments	(3.8)	(6.1)	(7.6)	39.5
Preference share repurchase (gain)	—	—	(31.5)	—

Operating income after tax availble to ordinary shareholders	123.7	13.6	440.5	123.8
Tax on operating income	(0.6)	17.3	57.0	44.8

Operating income before tax available to ordinary shareholders	$123.1	$30.9	$497.5	$168.6

Weighted average ordinary shares outstanding (millions)
Basic	83.239	81.485	82.698	82.963
Dilutive share equivalents:
Employee options	0.925	0.506	0.775	0.976
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.362	0.171	0.275	0.366
Performance shares	1.703	1.052	1.396	1.001
Restricted share units	0.183	0.209	0.183	0.226

Weighted average diluted shares outstanding	86.412	83.423	85.327	85.532

Basic earnings per ordinary share
Net income adjusted for preference share dividend and preference share repurchase gain	$1.45	$0.18	$5.82	$0.92
Add (deduct) after tax income:
Net foreign exchange (gains) losses	0.08	0.06	(0.02)	0.09
Net realized (gains) losses on investments	(0.05)	(0.07)	(0.09)	0.48
Preference share repurchase (gain)	—	—	(0.38)	—

Operating income adjusted for preference shares dividend	$1.48	$0.17	$5.33	$1.49

Diluted earnings per ordinary share
Net income adjusted for preference share dividend and preference share repurchase gain	$1.40	$0.18	$5.64	$0.89
Add (deduct) after tax income:
Net foreign exchange (gains) losses	0.08	0.06	(0.02)	0.09
Net realized (gains) losses on investments	(0.04)	(0.07)	(0.09)	0.46
Preference share repurchase (gain)	—	—	(0.37)	—

Operating income adjusted for preference shares dividend	$1.44	$0.17	$5.16	$1.44

Aspen Insurance Holdings Limited

Net Income Reconciliation

Net income is adjusted to exclude after-tax net income or losses from investments in funds of hedge funds and preference share repurchase gain. Gains and losses on the hedge funds are recognized through the income statement in accordance with the equity method of accounting.

	Three Months Ended		Twelve Months Ended
(in US$ millions except where stated)	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Net income available to ordinary shareholders	$120.8	$14.9	$481.6	$76.1
Add (deduct) after tax income:
(Income) loss from funds of hedge funds	0.4	49.0	(19.8)	97.3
Tax on income/loss from funds of hedge funds	—	(3.0)	1.3	(10.9)
Preference share repurchase (gain)	—	—	(31.5)	—

Adjusted net income	$121.2	$60.9	$431.6	$162.5

Weighted average ordinary shares outstanding (millions)
Basic	83.239	81.485	82.698	82.963
Dilutive share equivalents:
Employee options	0.925	0.506	0.775	0.976
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.362	0.171	0.275	0.366
Performance shares	1.703	1.052	1.396	1.001
Restricted share units	0.183	0.209	0.183	0.226

Weighted average diluted shares outstanding	86.412	83.423	85.327	85.532

Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.45	$0.18	$5.82	$0.92
Add (deduct) after tax income:
(Income) loss from investments in funds of hedge funds	0.01	0.60	(0.24)	1.17
Tax on income/loss from investments in funds of hedge funds	—	(0.04)	0.02	(0.12)
Preference share repurchase (gain)	—	—	(0.38)	—

Adjusted net income per share	$1.46	$0.74	$5.22	$1.97

Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.40	$0.18	$5.64	$0.89
Add (deduct) after tax income:
(Income) loss from investments in funds of hedge funds	0.01	0.59	(0.23)	1.14
Tax on income/loss from investments in funds of hedge funds	—	(0.04)	0.02	(0.13)
Preference share repurchase (gain)	—	—	(0.37)	—

Adjusted net income per share	$1.41	$0.73	$5.06	$1.90

Aspen Insurance Holdings Limited

Adjusted Operating Income Reconciliation

Net income is adjusted to exclude after-tax net foreign exchange gains and losses, after-tax realized gains and losses on investments, after-tax net gains and losses from our investments in funds of hedge funds and preference share repurchase gains in the first quarter of 2009.

	Three Months Ended		Twelve Months Ended
(in US$ millions except where stated)	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Net income available to ordinary shareholders	$120.8	$14.9	$481.6	$76.1
Add (deduct) after tax income:
Net foreign exchange (gains) losses	6.7	4.8	(2.0)	8.2
Net realized (gains) losses on investments	(3.8)	(6.1)	(7.6)	39.5
(Income) loss from investments in funds of hedge funds	0.4	46.0	(18.5)	86.4
Preference share repurchase (gain)	—	—	(31.5)	—

Adjusted operating income adjusted for preference share dividend	$124.1	$59.6	$422.0	$210.2

Weighted average ordinary shares outstanding (millions)
Basic	83.239	81.485	82.698	82.963
Dilutive share equivalents:
Employee options	0.925	0.506	0.775	0.976
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.362	0.171	0.275	0.366
Performance shares	1.703	1.052	1.396	1.001
Restricted share units	0.183	0.209	0.183	0.226

Weighted average diluted shares outstanding	86.412	83.423	85.327	85.532

Basic earnings per ordinary share
Net income available to ordinary shareholders	$1.45	$0.18	$5.82	$0.92
Add (deduct) after tax income:
Net foreign exchange (gains) losses	0.08	0.06	(0.02)	0.10
Net realized (gains) losses on investments	(0.05)	(0.08)	(0.09)	0.48
(Income) loss from investments in funds of hedge funds	0.01	0.56	(0.22)	1.04
Preference share repurchase (gain)	—	—	(0.39)	—

Adjusted operating income adjusted for preference share dividend	$1.49	$0.72	$5.10	$2.54

Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.40	$0.18	$5.63	$0.89
Add (deduct) after tax income:
Net foreign exchange (gains) losses	0.08	0.06	(0.02)	0.10
Net realized (gains) losses on investments	(0.04)	(0.07)	(0.09)	0.46
(Income) loss from investments in funds of hedge funds	0.01	0.55	(0.22)	1.01
Preference share repurchase (gain)	—	—	(0.38)	—

Adjusted operating income adjusted for preference share dividend	$1.45	$0.72	$4.92	$2.46